SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 28, 2001
                                                        -----------------


                         NATIONAL PENN BANCSHARES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Pennsylvania                   0-10957                  23-2215075
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission            (I.R.S. Employer
     of incorporation)             File Number)              Ident. No.)


Philadelphia and Reading Avenues, Boyertown, PA                  19512
--------------------------------------------------------------------------------
  (Address of principal executive office)                     (Zip Code)


       Registrant's telephone number, including area code (215) 367-6001
                                                          --------------


                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.
---------------------

         On February 28, 2001, the Board of Directors of National Penn Bancshares, Inc. authorized the repurchase, from time to time, of up to 55,000 shares of its common stock in the open market or in negotiated transactions, depending upon market conditions and other factors. No timetable has been set for the repurchases. As of December 31, 2000, National Penn had 18,690,697 shares of common stock outstanding. National Penn will use the repurchased shares to fund its dividend reinvestment plan, stock option plans, employee stock purchase plan, and other stock-based benefit plans.

         Statements made herein concerning National Penn's Board-authorized stock repurchase program are forward-looking statements. Actual results could differ materially due to, among other things, the risks and uncertainties discussed in National Penn's previously filed Report on Form 8-K dated October 25, 2000. National Penn cautions readers not to place undue reliance on these statements. National Penn undertakes no obligation to publicly revise or update any of these statements.

                                    SIGNATURE
                                    ---------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                NATIONAL PENN BANCSHARES, INC.


                                                By   /s/Wayne R. Weidner
                                                  --------------------------
                                                     Name:  Wayne R. Weidner
                                                     Title:  President and CEO


Dated:  February 28, 2001